THE MANAGERS FUNDS
Supplement dated September 10, 2001 to the Prospectus
             of the Money Market Fund
                dated April 2, 2001

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ALL INFORMATION
TO THE CONTRARY CONTAINED IN THE PROPSECTUS WITH RESPECT TO
MANAGERS MONEY MARKET FUND (THE "FUND"):

Currently, the Fund pursues its investment objective by investing all of its assets in the Institutional Class Shares of JPMorgan Prime Money Market Fund (the "Portfolio"), a separate registered investment company with substantially the same investment objective and policies as the Fund. J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM") is the investment manager of the Portfolio.
Prior to February 28, 2001, Chase Manhattan Bank served as the adviser to the Portfolio and JPMFAM served as the subadviser.
JPMFAM is located at 522 Fifth Avenue, New York, New York and is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company.

The Fund pays an annual management fee to JPMFAM indirectly through its investment in the Institutional Class Shares of the Portfolio. The Portfolio pays JPMFAM a management fee of 0.10% of the Portfolio's average daily net assets. In addition, the Portfolio pays the Chase Manhattan Bank, the administrator of the Portfolio and an affiliate of JPMFAM, a fee for administrative and shareholder services performed for the Portfolio and other money market funds within the J.P. Morgan Funds Complex in the amount of 0.10% of the first $100 billion of average net assets in the Complex and 0.05% of the average daily net assets in the Complex in excess of $100 billion. The Chase Manhattan Bank has agreed contractually through September 7, 2004 to reimburse the Portfolio to the extent that total operating expenses of the Institutional Class Shares of the Portfolio (excluding certain items) exceed 0.20% of its average daily net assets.

As a shareholder of the Institutional Class Shares of the Portfolio, the Fund will bear its proportionate share of the expenses of such Class and will receive its proportionate share of the dividends paid by such Class. The Fund will also be entitled to vote as a shareholder of the Portfolio at any meeting of the Portfolio's shareholders. In general, the Fund will vote its shares in the Portfolio in accordance with instructions received from shareholders of the Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)

                  Management      Distribution     Other      Total Annual Fund         Expense       Net After
                     Fees         (12b-1) Fees    Expenses    Operating Expenses(a)  Reimbursement  Reimbursement
-----------------------------------------------------------------------------------------------------------------
Money
Market Fund          0.10%           0.00%          0.57%           0.67%               (0.12%)          0.55%

(a)The table reflects the combined expenses of the Money Market Fund and the Institutional Class Shares of the Portfolio. Chase Manhattan Bank, the administrator of the Portfolio, has contractually agreed through September 7, 2004 to reimburse the Portfolio to the extent that total operating expenses of the Institutional Class Shares of the Portfolio (excluding interest, taxes, extraordinary expenses and expenses relating to the deferred compensation plan of the Portfolio) exceed 0.20 % of its average daily net assets.

EXAMPLE

This example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


                    1 Year     3 Years     5 Years     10 Years
------------------------------------------------------------------------
Money Market Fund    $56         $176       $325          $788

September 10, 2001